UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22563

Mairs & Power Funds Trust
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

Andrea C. Stimmel, Chief Compliance Officer & Treasurer, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	December 31, 2013

Date of reporting period:	December 31, 2013

Item 1. Reports to Stockholders.

MAIRS & POWER FUNDS

Investing for the long-term

ANNUAL REPORT

DECEMBER 31, 2013

- GROWTH FUND (MPGFX)

est. 1958

- BALANCED FUND (MAPOX)

est. 1961

- SMALL CAP FUND (MSCFX)

est. 2011

Mairs & Power W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101 www.mairsandpower.com

MAIRS & POWER FUNDS MARKET COMMENTARY (unaudited)

December 31, 2013

Fourth Quarter Results

The stock market in 2013 had its best year since 1997, ending the year with a high of 32.39%, as measured by the Standard and Poor's 500 Total Return (TR) Index.

Some have attributed this performance to increased economic growth. Revised Gross Domestic Product (GDP) figures for the Fourth Quarter reached 4.1%. This reflected broad-based growth with consumers, businesses and exports contributing. Others believe the market was spurred on by the unprecedented $85 billion per month, four-year monetary stimulus from The Federal Reserve (Fed) known as Quantitative Easing. Now, the Fed has announced it would begin tapering off the stimulus – whether they will be able to do so without causing disruption in the financial markets remains to be seen.

Despite the financial news and ups and downs of the economic environment, we are confident that the companies we invest in have the potential to perform well over full market cycles, helping the investment of our shareholders appreciate while preserving their capital during downturns.

Our investment process relies not on the state of the overall economy but on the strength and growth prospects of each individual company in our Funds. Our holdings are selected and constantly monitored for strong financials and sustainable competitive advantages, criteria that are at the foundation of our investment approach. We believe these attributes help them withstand most short-term issues in the broader economy.

While we were pleased to participate in the overall market upswing, we at Mairs & Power look forward to more normal markets in 2014 where our research and analysis is designed to continue to make a difference in our shareholders' ability to meet their long-term objectives.

Future Outlook

Our outlook for 2014 is straightforward: We believe the current economic expansion – although tepid – will continue at a modest rate for the foreseeable future. In our opinion, while economic growth is not likely to slow or stop, we don't see any near term indicators that will spark an increased rate of growth.

On the face of it, this may appear to be negative, but a tortoise-like slow and steady growth environment can be much easier for corporate management teams to maneuver within than a boom and bust economy, and thus bodes well for our Funds. Our focus is always on companies that have the potential to maintain their quality and grow consistently year after year.

The market has had five consecutive years of positive returns without a 10% correction since October of 2011; it is likely the stock market is due for a downturn. This may occur when the tapering of Quantitative Easing begins or it may occur because of the "animal spirits" in the marketplace. Either way, we will, as always, exercise diligence in buying stocks at prices below our estimated valuation points. As well, when stocks have a run up in share price, we will continue to cautiously take profits where it makes sense for our shareholders, always with an eye to the tax consequences.

Our expectation is that interest rates will rise in 2014, driven by continued economic growth and the tapering of the Federal Reserve's monetary stimulus. As a result, fixed income instruments may continue the downward movement they saw in 2013 as they respond to interest rates and finally head back to their historic norms. Rising rates, as well as the high market valuations reached in 2013, may keep stock prices from rising too much until corporate earnings have time to catch up.

MAIRS & POWER GROWTH FUND (unaudited)

To Our Shareholders:  December 31, 2013

The Mairs & Power Growth Fund returned 35.64% in 2013, exceeding both the overall market and its peers, as measured by the Standard and Poor's 500 Total Return Stock Index at 32.39% and the Lipper Multi-Cap Core Funds Index at 32.58%, respectively. In the final three months of the year, the Fund delivered a 10.11% return versus the S&P at 10.51%, and Lipper at 9.49%.

Our largest holding and biggest contributor for the year was 3M, a Minnesota-based company. A substantial jump in share price occurred following the announcement of a 35% dividend increase, favorable 2014 earnings projections and a stock buyback program.

While our investment philosophy is to hold companies we invest in over the long-term, there are times when the market pushes certain stock prices higher than we believe can be sustained or causes a company or sector to become too large a part of our portfolio. In such cases, we may trim our position and reinvest the proceeds in other opportunities.

During the fourth quarter, we did trim our positions in Graco, Inc. and Pentair. These stocks remain long-term holds. We believe the management and fundamentals of both of these companies are strong and the market is finally realizing this as well. However, in our opinion, each is now being over-valued by the market, thus suggesting to us it was time to reap some profit. Both have been good performers for the Fund, with Pentair among our top five performers throughout 2013 returning 58.03%.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

MAIRS & POWER GROWTH FUND

Top Performers

Fourth Quarter (9/30/13 – 12/31/13)		Year To Date (12/31/12 – 12/31/13)
DAKTRONICS INC.	40.13%	G&K SERVICES, INC.	82.23%
CORNING, INC.	22.14%	PRINCIPAL FINANCIAL GROUP	72.90%
PENTAIR LTD.	19.60%	CRAY INC.	72.16%
WALT DISNEY CO.	18.47%	ST. JUDE MEDICAL, INC.	71.42%
TECHNE CORPORATION	18.25%	PENTAIR LTD.	58.03%

Weak Performers

Fourth Quarter (9/30/13 – 12/31/13)		Year To Date (12/31/12 – 12/31/13)
WESTERN UNION CO.	-7.56%	C.H. ROBINSON WORLDWIDE INC.	-7.72%
FASTENAL CO.	-5.45%	FASTENAL CO.	1.76%
C.H. ROBINSON WORLDWIDE INC.	-2.05%	BAXTER INTERNATIONAL INC.	4.34%
TARGET CORP.	-1.11%	NVE CORPORATION	5.03%
SCHLUMBERGER LTD.	1.98%	SURMODICS INC.	9.08%

Past Performance is no guarantee of future results.

We were able to deploy the proceeds from those sales to invest in a new company – Roche Holdings LTD (Roche) and substantially increase our position in Fiserv, Inc. (Fiserv). We had been monitoring Roche for several years, adding it to the portfolio in 2013 after waiting patiently for attractive pricing.

MAIRS & POWER GROWTH FUND (unaudited) (continued)

Roche is a pharmaceutical firm we have followed for about 15 years. It exhibits what we believe are durable competitive advantages in its industry. Most drug companies hold patents that expire at some point. When they do, generic substitutes often come to market at lower prices. In these cases, the initial research and development firm can be left with a large revenue hole to fill. Roche is likely to avoid this as about two-thirds of its revenue is derived from biologics, which are medicines created by a biological instead of a chemical process. These processes are much harder for generic drug makers to replicate even after a patent expires. A second competitive advantage comes from the company's industry leading cooperative in diagnostic testing. Roche is coupling diagnostic tests with its pharmaceutical pipeline to better identify patients who can benefit from its medicines. Both of these factors assure us that Roche is well positioned to benefit from long term revenue streams.

We also found Schlumberger attractive this year. An oilfield services company, Schlumberger helps companies extract oil and gas. As that process becomes more complex, its services are more in demand. We believe this need will continue into the longer term as additional reserves are being discovered.

Finally, we added to an existing position, Fiserv, a company that provides technology solutions to the financial world, for one simple reason: the price was right. In our opinion, the market was undervaluing this firm.

Mark L. Henneman Vice President and Lead Manager	William B. Frels President and Co-Manager

All investments have risks. Mairs & Power Growth Fund is designed for long-term investors. The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than United States corporations.

Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multi-cap core funds tracked by Lipper. It is not possible to invest directly in an index.

Mairs & Power Growth Fund
PERFORMANCE INFORMATION (unaudited)  December 31, 2013

Ten years of investment performance (through December 31, 2013)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended December 31, 2013

	1 year	5 years	10 years	20 years
Mairs & Power Growth Fund	35.64%	19.10%	9.33%	12.97%
S&P 500(1)	32.39%	17.94%	7.41%	9.22%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It is not possible to invest directly in an index.

Mairs & Power Growth Fund
FUND INFORMATION (unaudited)  December 31, 2013

Portfolio Managers

Mark L. Henneman, lead manager since July 1, 2013,
co-manager since 2006
University of Minnesota, MBA Finance 1990

William B. Frels, co-manager from 1999-2004, and
from July 1, 2013, lead manager from 2004-2013
University of Wisconsin, BBA Finance 1962

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$111.09
Expense Ratio	0.67%
Portfolio Turnover Rate	3.79%
Sales Charge	None[1]
Fund Inception Year	1958

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets) 2

3M Co.	4.2%
U.S. Bancorp	4.1
Valspar Corp.	3.9
Toro Co.	3.9
Emerson Electric Co.	3.8
Ecolab, Inc.	3.7
Medtronic, Inc.	3.7
Honeywell International Inc.	3.6
Pentair Ltd.	3.5
Target Corp.	3.4

Portfolio Diversification

(Percent of Total Net Assets)

Common Stocks 97.4%
Industrials	32.8%
Health Care	17.9
Materials	13.2
Financials	10.9
Information Technology	10.0
Consumer Discretionary	4.7
Consumer Staples	4.4
Energy	3.0
Utilities	0.5
Short-term Investments 2.6%[3]	2.6
100.0%

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

3  Represents short-term investments and other assets and liabilities (net).

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by Mairs and Power, Inc.

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS  December 31, 2013

Shares	Security Description	Fair Value
	COMMON STOCKS 97.4%
	CONSUMER DISCRETIONARY 4.7%
2,156,800	Target Corp.	$136,460,736
640,000	The Walt Disney Company	48,896,000
		185,356,736
	CONSUMER STAPLES 4.4%
1,490,000	General Mills, Inc.	74,365,900
2,230,000	Hormel Foods Corp.	100,729,100
		175,095,000
	ENERGY 3.0%
1,340,000	Schlumberger, Ltd. (a)	120,747,400
	FINANCIALS 10.9%
1,910,000	Associated Banc-Corp.	33,234,000
1,600,000	Principal Financial Group	78,896,000
3,060,000	TCF Financial Corp.	49,725,000
300,000	The Travelers Cos., Inc.	27,162,000
4,000,000	U.S. Bancorp	161,600,000
1,800,000	Wells Fargo & Co.	81,720,000
		432,337,000
	HEALTH CARE 17.9%
1,320,000	Baxter International Inc.	91,806,000
1,130,000	Johnson & Johnson	103,496,700
2,560,000	Medtronic, Inc.	146,918,400
1,240,000	Patterson Cos., Inc.	51,088,000
1,550,000	Pfizer Inc.	47,476,500
870,000	Roche Holdings Ltd. (a)	61,074,000
1,540,000	St. Jude Medical, Inc.	95,403,000
628,800	SurModics, Inc. (b)	15,336,432
605,111	Techne Corp.	57,285,859
430,300	Zimmer Holdings, Inc.	40,099,657
		709,984,548
	INDUSTRIALS 32.8%
1,190,000	3M Co.	166,897,500
429,500	Badger Meter, Inc.	23,407,750
1,380,000	C.H. Robinson Worldwide, Inc.	80,509,200
2,859,000	Donaldson Co., Inc.	124,252,140
2,140,000	Emerson Electric Co.	150,185,200
760,000	Fastenal Co.	36,107,600

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2013

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
442,192	G&K Services, Inc., Class A	$27,517,608
3,040,000	General Electric Co.	85,211,200
1,440,000	Graco, Inc.	112,492,800
1,550,000	Honeywell International Inc.	141,623,500
1,770,000	Pentair Ltd. (a)	137,475,900
2,400,000	Toro Co.	152,640,000
600,000	United Parcel Service, Inc., Class B	63,048,000
		1,301,368,398
	INFORMATION TECHNOLOGY 10.0%
2,390,000	Corning Inc.	42,589,800
1,012,500	Cray Inc. (b)	27,803,250
432,976	Daktronics, Inc.	6,789,064
1,303,120	Fiserv, Inc. (b)	76,949,236
780,000	Intel Corp.	20,248,800
1,200,000	MTS Systems Corp. (d)	85,500,000
486,185	NVE Corporation (b) (d) (e)	28,334,862
630,000	Qualcomm, Inc.	46,777,500
3,470,000	Western Union Co.	59,857,500
		394,850,012
	MATERIALS 13.2%
2,185,000	Bemis Co., Inc.	89,497,600
1,415,153	Ecolab, Inc.	147,558,003
2,481,600	H.B. Fuller Co.	129,142,464
2,190,000	Valspar Corp.	156,125,100
		522,323,167
	UTILITIES 0.5%
650,000	MDU Resources Group, Inc.	19,857,500
	TOTAL COMMON STOCKS (cost $1,986,465,143)	$3,861,919,761

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2013

Shares	Security Description	Fair Value
	SHORT-TERM INVESTMENTS 2.5%
97,418,123	First American Prime Obligations Fund, Class Z, 0.02% (c) (cost $97,418,123)	$97,418,123
	TOTAL INVESTMENTS 99.9% (cost $2,083,883,266)	$3,959,337,884
	OTHER ASSETS AND LIABILITIES (NET) 0.1%	5,191,824
	TOTAL NET ASSETS 100.0%	$3,964,529,708

(a)  Foreign security denominated in U.S. dollars. As of December 31, 2013, these securities represented $319,297,300 or 8.1% of total net assets.

(b)  Non-income producing.

(c)  The rate quoted is the annualized seven-day effective yield as of December 31, 2013.

(d)  Affiliated company (Note 5).

(e)  Illiquid security.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by Mairs and Power, Inc.

See accompanying Notes to Financial Statements.

MAIRS & POWER BALANCED FUND (unaudited)

To Our Shareholders:  December 31, 2013

The Mairs & Power Balanced Fund returned 19.02% in 2013, outperforming the 17.40% return of its benchmark composite index (60% S&P 500 Stock Index and 40% Barclays Capital Government/Credit Bond Index). For the quarter, the Fund at 6.17% performed in-line with the benchmark at 6.21%.

As is our guideline, we have maintained our long-term asset allocation of approximately 60% in equities and 40% in fixed income.

The biggest contributors to the portfolio for the quarter were companies in the healthcare, financial and industrial sectors. Specifically, the Lincoln National Corporation and Principal Financial Group, which sell annuities and other financial instruments, both benefited from the rising interest rates they were able to offer. We expect modest rising interest rates in 2014 to also help lift other financial stocks. As long-term interest rates rise, financial stocks will be better able to do what they have historically done – borrow at lower, short-term rates and lend and invest at higher, long-term rates and profit by the difference.

Our emphasis in the Fund on dividend-paying stocks paid off providing positive cash flow that we were able to put to work. We added to our current holdings such as Baxter International Inc. and IBM as well as purchased a new position in C.H. Robinson. These stocks represent shares of strong companies at good valuations and are intended to be long-term investments for the Fund.

The Fund's fixed income allocation was held back by a headwind in that asset class, putting about a 2.5% drag on the portfolio. For the year, approximately 10% of the 255 bonds in the portfolio had a positive price increase during the year. To lessen the interest rate risk, we are purchasing shorter-term bonds as cash becomes available to the Fund. We are not market timers; however, we will adjust our duration with new purchases. Rather, we are maintaining our proven strategy of purchasing quality securities at good prices and holding them for the long term.

Ronald L. Kaliebe Vice President and Lead Manager	William B. Frels President and Co-Manager

MAIRS & POWER BALANCED FUND (unaudited) (continued)

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

MAIRS & POWER BALANCED FUND

Top Performers

Fourth Quarter (9/30/13 – 12/31/13)		Year To Date (12/31/12 – 12/31/13)
DELUXE CORP.	25.28%	LINCOLN NATIONAL CORP.	99.31%
LINCOLN NATIONAL CORP.	22.93%	PRINCIPAL FINANCIAL GROUP	72.90%
CORNING INC.	22.14%	BRISTOL-MYERS SQUIBB CO.	63.09%
AMERICAN EXPRESS CO	20.14%	DELUXE CORP.	61.88%
PENTAIR LTD.	19.60%	STURM, RUGER & CO., INC.	60.99%

Weak Performers

Fourth Quarter (9/30/13 – 12/31/13)		Year To Date (12/31/12 – 12/31/13)
WESTERN UNION	-7.56%	C.H. ROBINSON WORLDWIDE INC.	-7.72%
INGERSOLL-RAND PLC.	-5.14%	INTERNATIONAL BUSINESS
C.H. ROBINSON WORLDWIDE INC.	-2.05%	MACHINES CORP.	-2.08%
TARGET CORP.	-1.11%	ELI LILLY & CO.	3.41%
INTERNATIONAL BUSINESS		BAXTER INTERNATIONAL INC.	4.34%
MACHINES CORP.	1.29%	XCEL ENERGY INC.	4.61%

Past Performance is no guarantee of future results.

All investments have risks. Mairs & Power Balanced Fund is designed for long-term investors. The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than United States corporations.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.

Mairs & Power Balanced Fund
PERFORMANCE INFORMATION (unaudited)  December 31, 2013

Ten years of investment performance (through December 31, 2013)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended December 31, 2013

	1 year	5 years	10 years	20 years
Mairs & Power Balanced Fund	19.02%	14.98%	8.05%	9.83%
Composite Index(1)	17.40%	12.69%	6.54%	8.14%
S&P 500(2)	32.39%	17.94%	7.41%	9.22%
Barclays Capital Government/ Credit Bond Index(3)	-2.35%	4.40%	4.52%	5.74%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The Composite Index reflects an unmanaged portfolio of 60% of the S&P 500 and 40% of the Barclays Capital Government/Credit Bond Index, which is composed of high-quality, investment-grade U.S. government and corporate fixed income securities with maturities greater than one year.

(2)  The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It is not possible to invest directly in an index.

(3)  The Barclays Capital Government/Credit Bond Index is composed of high-quality, investment-grade U.S. government and corporate fixed income securities with maturities greater than one year.

Mairs & Power Balanced Fund
FUND INFORMATION (unaudited)  December 31, 2013

Portfolio Managers

Ronald L. Kaliebe, lead manager since July 1, 2013,
co-manager since 2006
University of Wisconsin-Madison, MBA Finance 1980

William B. Frels, co-manager since July 1, 2013,
lead manager from 1992-July 1, 2013
University of Wisconsin, BBA Finance 1962

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$82.31
Expense Ratio	0.72%
Portfolio Turnover Rate	3.02%
Sales Charge	None[1]
Fund Inception Year	1961

Portfolio Composition

Top Ten Common Stock Holdings

(Percent of Total Net Assets) 2

Emerson Electric Co.	2.7%
United Parcel Service, Inc., Class B	2.6
Medtronic, Inc.	2.6
Exxon Mobil Corp.	2.5
Schlumberger, Ltd.	2.5
U.S. Bancorp	2.5
Deluxe Corp.	2.3
3M Co.	2.1
General Electric Co.	2.0
Western Union Co.	1.8

Portfolio Diversification

(Percent of Total Net Assets)

Fixed Income Securities 34.6%
Corporate Bonds	27.9%
Federal Agency Obligations	4.2
Asset Backed Securities	1.7
Preferred Securities	0.8
Common Stocks 61.1%
Industrials	17.5
Financials	9.4
Health Care	9.0
Energy	7.9
Information Technology	5.4
Materials	3.9
Consumer Discretionary	3.4
Consumer Staples	2.4
Utilities	2.2
Preferred Stocks 0.0%	0.0
Short-term Investments 4.3%[3]	4.3
100.0%

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

3  Represents short-term investments and other assets and liabilities (net).

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by Mairs and Power, Inc.

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS  December 31, 2013

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES 34.6%
	FEDERAL AGENCY OBLIGATIONS 4.2%
$1,000,000	Federal National Mortgage Association	3.250%	03/27/28	$907,496
875,000	Federal Farm Credit Bank	3.450%	06/05/28	797,036
1,000,000	Federal Farm Credit Bank	3.700%	06/20/28	918,095
1,000,000	Federal Farm Credit Bank	4.200%	07/03/28	987,705
1,000,000	Federal Farm Credit Bank	4.240%	07/17/28	966,046
500,000	Federal Farm Credit Bank	4.000%	08/01/28	485,409
1,000,000	Federal Farm Credit Bank	4.080%	08/15/28	958,700
1,040,000	Federal Farm Credit Bank	4.150%	11/20/28	1,028,982
1,084,000	Federal Farm Credit Bank	3.200%	04/24/30	942,124
830,000	Federal Farm Credit Bank	4.440%	12/10/30	816,653
1,000,000	Federal Home Loan Banks	3.300%	05/07/32	838,707
500,000	Federal National Mortgage Association	3.400%	09/27/32	420,839
1,000,000	Federal Home Loan Banks	3.180%	12/06/32	806,290
1,000,000	Federal Home Loan Banks	3.250%	01/18/33	813,349
1,000,000	Federal Farm Credit Bank	3.480%	02/07/33	850,904
1,000,000	Federal Home Loan Banks	3.230%	02/07/33	834,208
2,000,000	Federal Home Loan Banks	3.500%	02/22/33	1,731,960
1,000,000	Federal Farm Credit Bank	3.500%	02/28/33	846,510
1,500,000	Federal National Mortgage Association	3.500%	03/07/33	1,353,012
3,000,000	Federal National Mortgage Association	3.250%	03/25/33	2,428,716
500,000	Federal National Mortgage Association	3.250%	04/29/33	433,724
1,000,000	Federal Home Loan Banks	3.300%	05/09/33	845,682
500,000	Federal National Mortgage Association	3.430%	05/27/33	430,568
500,000	Federal Home Loan Banks	3.730%	07/01/33	449,366
500,000	Federal Home Loan Banks	4.700%	07/25/33	487,750
840,000	Federal Farm Credit Bank	3.125%	12/05/33	678,788
1,000,000	Federal Home Loan Banks	3.480%	10/09/37	863,174
				23,921,793
	CORPORATE BONDS 27.9%
	CONSUMER DISCRETIONARY 3.5%
250,000	Maytag Corp.	5.000%	05/15/15	262,019
500,000	Gannett Co., Inc.	6.375%	09/01/15	536,250
340,000	Johnson Controls, Inc.	5.500%	01/15/16	369,319
500,000	Ford Motor Credit Co.	3.000%	08/20/17	496,252
250,000	ServiceMaster Co.	7.100%	03/01/18	243,750
500,000	Best Buy Co., Inc.	5.000%	08/01/18	523,750
1,000,000	Ford Motor Credit Co.	3.000%	12/20/18	982,040
500,000	Ford Motor Credit Co.	3.450%	08/20/20	495,047

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2013

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	CONSUMER DISCRETIONARY (continued)
$1,000,000	Time Warner Cable, Inc.	4.125%	02/15/21	$947,764
1,000,000	Best Buy Co., Inc.	5.500%	03/15/21	1,007,500
1,500,000	Time Warner Cable, Inc.	4.000%	09/01/21	1,393,129
555,000	Kohl's Corporation	4.000%	11/01/21	554,762
500,000	Whirlpool Corporation	4.700%	06/01/22	519,133
1,750,000	Newell Rubbermaid, Inc.	4.000%	06/15/22	1,712,399
1,000,000	Block Financial LLC	5.500%	11/01/22	1,027,761
2,200,000	Darden Restaurants, Inc.	3.350%	11/01/22	1,892,693
1,000,000	Staples, Inc.	4.375%	01/12/23	968,744
2,000,000	Kohl's Corporation	3.250%	02/01/23	1,828,534
1,000,000	Wyndam Worldwide	3.900%	03/01/23	941,966
500,000	Hyatt Hotels Corporation	3.375%	07/15/23	458,388
1,000,000	Metropolitan Opera	4.349%	10/01/32	930,467
2,000,000	Comcast Corporation	4.250%	01/15/33	1,857,838
				19,949,505
	CONSUMER STAPLES 1.4%
500,000	SUPERVALU Inc.	8.000%	05/01/16	553,125
525,000	Cargill, Inc. (e)	6.000%	11/27/17	599,450
1,000,000	Avon Products, Inc.	4.200%	07/15/18	1,008,778
1,000,000	Safeway, Inc.	3.950%	08/15/20	999,633
500,000	Safeway, Inc.	4.750%	12/01/21	502,083
500,000	Avon Products, Inc.	5.000%	03/15/23	486,110
2,449,000	Land O'Lakes Capital Trust I (e)	7.450%	03/15/28	2,351,040
500,000	Altria Group, Inc.	4.250%	08/09/42	426,710
1,000,000	Cargill, Inc. (e)	4.100%	11/01/42	857,188
				7,784,117
	ENERGY 1.9%
500,000	Anadarko Petroleum Corp.	5.950%	09/15/16	557,033
250,000	ConocoPhillips	6.650%	07/15/18	297,437
1,500,000	Murphy Oil Corp.	4.000%	06/01/22	1,427,112
2,000,000	Transocean Ltd. (a)	3.800%	10/15/22	1,895,652
500,000	Murphy Oil Corp.	3.700%	12/01/22	462,002
1,500,000	Sunoco Logistics Partners	3.450%	01/15/23	1,378,271
2,500,000	Williams Companies	3.700%	01/15/23	2,182,020
1,445,000	Boardwalk Pipelines, LP	3.375%	02/01/23	1,299,252
500,000	Global Marine	7.000%	06/01/28	522,846
500,000	Murphy Oil Corp.	5.125%	12/01/42	425,460

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2013

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	ENERGY (continued)
$500,000	Apache Corporation	4.250%	01/15/44	$449,534
				10,896,619
	FINANCIALS 9.8%
485,000	Jefferson-Pilot Corp.	4.750%	01/30/14	486,534
415,000	Liberty Mutual Group Inc. (e)	5.750%	03/15/14	419,141
500,000	Genworth Life Financial Inc.	5.750%	06/15/14	510,374
500,000	Citigroup Inc.	5.000%	09/15/14	514,243
500,000	Regions Financial Corp.	7.750%	11/10/14	527,526
500,000	SLM Corporation	5.050%	11/14/14	516,250
500,000	General Motors Acceptance Corp.	6.750%	12/01/14	523,125
500,000	Principal Life Global (e)	5.050%	03/15/15	524,310
500,000	Marshall & Ilsley Corp.	4.850%	06/16/15	526,993
500,000	TCF National Bank	5.500%	02/01/16	511,941
500,000	Key Bank National Association	5.450%	03/03/16	544,131
500,000	Symetra Financial Corp. (e)	6.125%	04/01/16	532,247
250,000	Security Benefit Life Insurance (e)	8.750%	05/15/16	279,886
500,000	Merrill Lynch & Co., Inc.	6.050%	05/16/16	550,112
500,000	Torchmark Corp.	6.375%	06/15/16	553,125
500,000	National City Bank	5.250%	12/15/16	552,919
500,000	Marshall & Ilsley Corp.	5.000%	01/17/17	539,460
500,000	Citigroup Inc.	5.500%	02/15/17	550,918
500,000	White Mountain Group, Ltd. (a) (e)	6.375%	03/20/17	541,941
250,000	Merrill Lynch & Co., Inc.	5.700%	05/02/17	277,891
500,000	Royal Bank of Scotland Group, PLC (a)	4.250%	07/15/17	512,174
500,000	Comerica Incorporated	5.200%	08/22/17	550,542
500,000	Bank of America Corp.	6.000%	09/01/17	570,896
500,000	American Express Company	6.000%	09/13/17	575,182
500,000	Bear Stearns Co., Inc.	6.400%	10/02/17	580,281
500,000	The Hartford Financial Services Group Inc.	4.000%	10/15/17	531,810
500,000	Prudential Financial Inc.	6.000%	12/01/17	574,950
500,000	Barclays Bank, PLC (a) (e)	6.050%	12/04/17	558,992
1,000,000	Morgan Stanley	5.950%	12/28/17	1,142,520
500,000	Goldman Sachs Group, Inc.	5.950%	01/18/18	568,469
500,000	Wachovia Corp.	5.750%	02/01/18	576,539
250,000	Lincoln National Corp.	7.000%	03/15/18	290,499
500,000	SunTrust Banks, Inc.	7.250%	03/15/18	588,293
500,000	Morgan Stanley	6.625%	04/01/18	585,047

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2013

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$1,000,000	Jefferies Group, Inc.	5.125%	04/13/18	$1,081,250
500,000	Merrill Lynch & Co., Inc.	6.875%	04/25/18	591,184
500,000	Provident Cos.	7.000%	07/15/18	569,704
500,000	MetLife Inc.	6.817%	08/15/18	598,221
500,000	The Hartford Financial Services Group Inc.	6.000%	01/15/19	573,458
500,000	Royal Bank of Scotland Group, PLC (a)	5.250%	02/15/19	529,807
500,000	BB&T Corp.	6.850%	04/30/19	601,258
250,000	Berkley (WR) Corp.	6.150%	08/15/19	281,657
500,000	Prospect Capital Corp.	5.950%	09/15/19	487,419
500,000	Protective Life Corp.	7.375%	10/15/19	609,794
500,000	Prospect Capital Corp.	5.125%	11/15/19	483,614
1,629,000	Zions Bancorp	4.150%	11/15/19	1,628,655
500,000	Credit Suisse (a)	5.400%	01/14/20	555,666
500,000	Prospect Capital Corp.	4.000%	01/15/20	463,253
500,000	Morgan Stanley	5.500%	01/26/20	561,286
500,000	The Hartford Financial Services Group Inc.	5.500%	03/30/20	561,980
450,000	Compass Bancshares, Inc.	5.500%	04/01/20	460,552
537,000	Manufacturers & Traders Trust Co. (d)	5.585%	12/28/20	547,710
500,000	Wells Fargo & Co. (d)	2.000%	01/31/21	493,269
1,000,000	Nationwide Financial Services (e)	5.375%	03/25/21	1,072,157
500,000	Markel Corporation	5.350%	06/01/21	542,712
500,000	Goldman Sachs Group, Inc.	5.250%	07/27/21	547,421
500,000	Genworth Life Financial Inc.	7.625%	09/24/21	594,997
500,000	AFLAC, Inc.	4.000%	02/15/22	503,234
2,000,000	OneBeacon U.S. Holdings, Inc.	4.600%	11/09/22	1,962,260
500,000	Wells Fargo & Co.	3.450%	02/13/23	472,718
1,500,000	Assurant, Inc.	4.000%	03/15/23	1,443,296
1,000,000	Markel Corporation	3.625%	03/30/23	941,201
1,000,000	Citigroup Inc.	3.500%	05/15/23	931,791
1,000,000	Liberty Mutual Group Inc. (e)	4.250%	06/15/23	965,531
500,000	Ameriprise Financial, Inc.	4.000%	10/15/23	498,518
500,000	CNA Financial Corp.	7.250%	11/15/23	599,451
500,000	Pacific Life Insurance Co. (e)	7.900%	12/30/23	628,429
1,000,000	Moody's Corp.	4.875%	02/15/24	999,094
250,000	Liberty Mutual Insurance Co. (e)	8.500%	05/15/25	306,629
1,000,000	National Rural Utilites Cooperative Finance Corporation	3.000%	11/15/26	913,304
500,000	Citigroup Inc.	5.200%	01/25/27	501,712
250,000	Provident Cos.	7.250%	03/15/28	287,459

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2013

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$1,000,000	JPMorgan Chase & Co. (d)	3.000%	03/21/28	$832,661
1,000,000	JPMorgan Chase & Co. (d)	3.000%	03/22/28	875,775
1,000,000	Royal Bank of Canada (a)	3.000%	05/10/28	839,495
500,000	Farmers Exchange Capital (e)	7.050%	07/15/28	604,631
500,000	Goldman Sachs Group, Inc. (d)	4.000%	07/30/28	478,621
500,000	Bank of America Corp. (d)	5.500%	03/29/30	500,246
500,000	Goldman Sachs Group, Inc.	4.250%	11/15/30	466,869
500,000	Goldman Sachs Group, Inc.	4.000%	02/15/31	472,217
500,000	Goldman Sachs Group, Inc.	4.300%	12/15/32	463,900
1,000,000	JPMorgan Chase & Co. (d)	3.250%	01/31/33	859,123
649,000	Lloyds TSB Bank PLC (a) (d)	3.400%	01/31/33	537,899
500,000	Barclays Bank, PLC (a) (d)	4.000%	10/09/37	432,559
1,000,000	Berkshire Hathaway Finance Corporation	4.400%	05/15/42	914,478
500,000	MetLife Inc.	4.125%	08/13/42	434,812
500,000	Swiss Re Treasury (e)	4.250%	12/06/42	429,671
500,000	Pacific Life Corp. (e)	5.125%	01/30/43	459,720
500,000	Berkshire Hathaway Finance Corporation	4.300%	05/15/43	450,303
500,000	Principal Financial Group	4.350%	05/15/43	448,456
				55,082,348
	HEALTH CARE 0.7%
500,000	United Health Group, Inc.	6.000%	02/15/18	577,657
1,000,000	Quest Diagnostics, Inc.	4.700%	04/01/21	1,025,503
1,000,000	Laboratory Corporation of America Holdings	3.750%	08/23/22	968,642
1,000,000	Laboratory Corporation of America Holdings	4.000%	11/01/23	960,914
500,000	Wyeth	6.450%	02/01/24	598,663
				4,131,379
	INDUSTRIALS 3.0%
500,000	GATX Corp.	8.750%	05/15/14	514,927
500,000	Deluxe Corp.	7.000%	03/15/19	535,000
500,000	MASCO Corp.	7.125%	03/15/20	570,754
500,000	Pentair Ltd. (a)	5.000%	05/15/21	522,641
500,000	Idex Corporation	4.200%	12/15/21	494,804
500,000	MASCO Corp.	5.950%	03/15/22	528,750
500,000	URS Corp. (d) (e)	5.000%	04/01/22	492,477
500,000	GATX Corp.	4.750%	06/15/22	508,491
500,000	Penske Truck Leasing Co., L.P. / PTL Finance Corp. (e)	4.875%	07/11/22	512,940
1,000,000	The ADT Corporation	3.500%	07/15/22	870,452

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2013

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	INDUSTRIALS (continued)
$225,000	Pentair Ltd. (a)	3.150%	09/15/22	$203,235
2,000,000	The Dun & Bradstreet Corporation	4.375%	12/01/22	1,928,232
1,000,000	GATX Corp.	3.900%	03/30/23	947,310
500,000	Ingersoll-Rand Co., Ltd. (a) (e)	4.250%	06/15/23	488,356
500,000	The ADT Corporation	4.125%	06/15/23	443,756
1,000,000	Flowserve Corporation	4.000%	11/15/23	972,429
500,000	Toro Co.	7.800%	06/15/27	581,955
500,000	General Electric Cap Corp.	3.500%	05/15/32	462,150
500,000	General Electric Cap Corp.	4.000%	09/17/32	468,805
1,000,000	Eaton Corporation	4.000%	11/02/32	918,410
2,000,000	General Electric Cap Corp.	4.000%	02/14/33	1,878,076
1,000,000	Pitney Bowes	5.250%	01/15/37	1,072,689
590,000	Eaton Corporation	4.150%	11/02/42	524,118
500,000	Lockheed Martin Corporation	4.070%	12/15/42	437,207
				16,877,964
	INFORMATION TECHNOLOGY 3.3%
500,000	Western Union Co.	5.930%	10/01/16	555,686
500,000	Broadridge Financial Solutions, Inc.	6.125%	06/01/17	544,591
500,000	Dell Inc.	5.875%	06/15/19	503,750
500,000	Broadridge Financial Solutiions, Inc.	3.950%	09/01/20	503,013
500,000	Hewlett-Packard Company	3.750%	12/01/20	498,909
500,000	Dell Inc.	4.625%	04/01/21	448,750
750,000	Hewlett-Packard Company	4.300%	06/01/21	760,162
500,000	Motorola Solutions, Inc.	3.750%	05/15/22	484,047
1,000,000	Computer Sciences Corporation	4.450%	09/15/22	964,540
1,000,000	Hewlett-Packard Company	4.050%	09/15/22	982,977
2,025,000	Fiserv, Inc.	3.500%	10/01/22	1,880,429
1,000,000	Autodesk, Inc.	3.600%	12/15/22	923,421
2,000,000	Arrow Electronics, Inc.	4.500%	03/01/23	1,923,432
1,500,000	Motorola Solutions, Inc.	3.500%	03/01/23	1,387,719
2,000,000	Fidelity National Information Services, Inc.	3.500%	04/15/23	1,823,026
1,000,000	Altera Corporation	4.100%	11/15/23	964,031
2,500,000	Intel Corp.	4.000%	12/15/32	2,304,187
1,500,000	Western Union Co.	6.200%	11/17/36	1,406,909
				18,859,579
	MATERIALS 2.9%
500,000	International Paper Co.	5.250%	04/01/16	541,051

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2013

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	MATERIALS (continued)
$500,000	Valspar Corp.	6.050%	05/01/17	$551,501
500,000	Cliffs Natural Resources, Inc.	3.950%	01/15/18	504,897
350,000	PPG Industries	7.400%	08/15/19	410,539
500,000	Cliffs Natural Resources, Inc.	4.800%	10/01/20	496,958
1,000,000	Cliffs Natural Resources, Inc.	4.875%	04/01/21	972,533
500,000	Carpenter Technology	5.200%	07/15/21	512,011
175,000	The Mosaic Company	3.750%	11/15/21	171,305
1,000,000	FREEPORT-McMoRan Copper & Gold Inc.	3.550%	03/01/22	950,400
1,000,000	Newmont Mining Corp	3.500%	03/15/22	851,185
500,000	Barrick Gold Corporation (a)	3.850%	04/01/22	450,315
1,000,000	Domtar Corp.	4.400%	04/01/22	957,465
2,000,000	RPM International, Inc.	3.450%	11/15/22	1,826,366
500,000	Carpenter Technology	4.450%	03/01/23	479,750
1,000,000	Reliance Steel & Aluminum Co.	4.500%	04/15/23	980,919
1,000,000	Barrick Gold Corporation (a)	4.100%	05/01/23	903,891
2,000,000	NUCOR Corporation	4.000%	08/01/23	1,952,360
865,000	Union Carbide Corp.	7.500%	06/01/25	1,001,691
1,000,000	Alcoa Inc.	5.950%	02/01/37	924,027
1,000,000	Newmont Mining Corp.	4.875%	03/15/42	740,439
				16,179,603
	TELECOMMUNICATION SERVICES 0.3%
250,000	Verizon Communications, Inc.	6.350%	04/01/19	293,847
500,000	CenturyLink, Inc.	6.150%	09/15/19	527,500
500,000	U S West Capital Funding Inc.	6.875%	07/15/28	458,750
550,000	U S West Capital Funding Inc.	6.875%	09/15/33	528,000
				1,808,097
	UTILITIES 1.1%
500,000	Commonwealth Edison Co.	6.150%	09/15/17	577,770
250,000	Vectren Utility Holdings, Inc.	5.750%	08/01/18	280,491
250,000	South Jersey Gas Co.	7.125%	10/22/18	293,520
250,000	United Utilities PLC (a)	5.375%	02/01/19	265,811
1,500,000	PPL Energy Supply, LLC	4.600%	12/15/21	1,441,419
1,920,000	ONEOK, Inc.	4.250%	02/01/22	1,806,213
785,000	SCANA Corporation	4.125%	02/01/22	762,336
500,000	Entergy Gulf States, Inc.	6.180%	03/01/35	500,088
				5,927,648
	TOTAL CORPORATE BONDS			157,496,859

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2013

Par Value	Security Description			Fair Value
	ASSET BACKED SECURITIES 1.7%
$32,598	GATX Corp.	7.500%	02/28/15	$34,065
500,000	American Airlines, Inc. (e)	7.500%	03/15/16	518,750
500,000	Delta Air Lines 2010-2 Class B Pass Thru Trust (e)	6.750%	05/23/17	530,000
401,406	Continental Airlines 2009-1 Class A Pass Through Trust	9.000%	01/08/18	458,606
408,457	American Airlines Pass Through Trust 2011-1 Pass Through Cert (e)	7.000%	07/31/19	431,943
253,935	Continental Airlines 1999-1 Class B Pass Through Trust	6.795%	02/02/20	268,854
744,491	Continental Airlines 2010-1 Class B Pass Through Trust	6.000%	07/12/20	759,381
381,383	Delta Airlines 2011-1 Pass Thru Cert	5.300%	10/15/20	413,801
758,343	America West Airlines, Inc.	8.057%	01/02/22	813,323
856,344	American Airlines 2011-1 Pass Through Trust	5.250%	07/31/22	907,725
202,092	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	220,027
384,835	Southwest Airlines Co.	6.150%	02/01/24	440,155
855,376	US Airways 2010-1 Class A Pass Through Cert	6.250%	10/22/24	936,637
439,066	US Airways 2011-1A PTT Equipment Trust Certificate	7.125%	04/22/25	495,047
615,000	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	04/29/26	611,925
1,000,000	United Airlines Pass Through Cert 2013-1A	4.300%	02/15/27	1,002,500
1,000,000	US Airways 2013-1A	3.950%	05/15/27	972,500
				9,815,239
	PREFERRED SECURITIES 0.8%
50,000	Affiliated Managers Group, Inc.	5.250%	10/15/22	1,268,000
20,000	Pitney Bowes	5.250%	11/27/22	506,600
20,000	Stifel Financial	5.375%	12/31/22	499,800
10,000	Raymond James Financial Inc.	6.900%	03/15/42	250,000
20,000	Protective Life Corp.	6.000%	09/01/42	424,200
20,000	Selective Insurance Group	5.875%	02/09/43	395,400
40,000	Berkley (WR) Corp.	5.625%	04/30/53	824,400
10,000	Nextera Energy Capital	5.700%	03/01/72	209,000
				4,377,400

TOTAL FIXED INCOME SECURITIES (cost $199,155,140)	$195,611,291

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2013

Shares	Security Description	Fair Value
	COMMON STOCKS 61.1%
	CONSUMER DISCRETIONARY 3.4%
13,000	Genuine Parts Co.	$1,081,470
74,000	Home Depot, Inc.	6,093,160
12,500	Murphy USA Inc. (b)	519,500
13,000	Sturm, Ruger & Co., Inc.	950,170
162,000	Target Corp.	10,249,740
		18,894,040
	CONSUMER STAPLES 2.4%
77,000	General Mills, Inc.	3,843,070
120,000	Hormel Foods Corp.	5,420,400
26,000	Kimberly-Clark Corp.	2,715,960
15,000	The Hershey Co.	1,458,450
		13,437,880
	ENERGY 7.9%
63,000	BP p.l.c. ADR (a) (f)	3,062,430
140,000	ConocoPhillips	9,891,000
140,000	Exxon Mobil Corp.	14,168,000
50,000	Murphy Oil Corp.	3,244,000
156,000	Schlumberger, Ltd. (a)	14,057,160
		44,422,590
	FINANCIALS 9.4%
26,000	American Express Co.	2,358,980
391,000	Associated Banc-Corp.	6,803,400
59,000	Bank of America Corp.	918,630
103,000	JPMorgan Chase & Co.	6,023,440
20,000	Lincoln National Corp.	1,032,400
205,000	Principal Financial Group	10,108,550
118,000	TCF Financial Corp.	1,917,500
35,000	The Travelers Cos., Inc.	3,168,900
343,000	U.S. Bancorp	13,857,200
156,000	Wells Fargo & Co.	7,082,400
		53,271,400
	HEALTH CARE 9.0%
120,000	Abbott Laboratories	4,599,600
80,000	Abbvie, Inc.	4,224,800
121,000	Baxter International Inc.	8,415,550
72,500	Bristol-Myers Squibb Co.	3,853,375
74,000	Eli Lilly & Co.	3,774,000
73,000	Johnson & Johnson	6,686,070

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2013

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	HEALTH CARE (continued)
252,500	Medtronic, Inc.	$14,490,975
150,000	Pfizer Inc.	4,594,500
		50,638,870
	INDUSTRIALS 17.5%
86,000	3M Co.	12,061,500
7,667	Allegion Public Limited Company (a) (b)	338,790
93,000	C.H. Robinson Worldwide, Inc.	5,425,620
251,000	Deluxe Corp.	13,099,690
220,000	Emerson Electric Co.	15,439,600
394,500	General Electric Co.	11,057,835
80,000	Graco, Inc.	6,249,600
90,000	Honeywell International Inc.	8,223,300
23,000	Ingersoll-Rand Co., Ltd. (a)	1,416,800
108,000	Pentair Ltd. (a)	8,388,360
40,000	Toro Co.	2,544,000
139,000	United Parcel Service, Inc., Class B	14,606,120
		98,851,215
	INFORMATION TECHNOLOGY 5.4%
420,000	Corning Inc.	7,484,400
34,000	International Business Machines Corp.	6,377,380
91,000	MTS Systems Corp.	6,483,750
601,000	Western Union Co.	10,367,250
		30,712,780
	MATERIALS 3.9%
85,000	Bemis Co., Inc.	3,481,600
14,000	Ecolab, Inc.	1,459,780
154,000	H.B. Fuller Co.	8,014,160
124,000	Valspar Corp.	8,839,960
		21,795,500
	UTILITIES 2.2%
52,000	ALLETE, Inc.	2,593,760
163,000	MDU Resources Group, Inc.	4,979,650
173,000	Xcel Energy Inc.	4,833,620
		12,407,030
	TOTAL COMMON STOCKS (cost $210,421,236)	$344,431,305

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2013

Shares	Security Description	Fair Value
	PREFERRED STOCKS 0.0%
	UTILITIES 0.0%
10,000	SCE Trust I	$201,000
	TOTAL PREFERRED STOCKS (cost $250,000)	$201,000
	SHORT-TERM INVESTMENTS 3.4%
19,019,235	First American Prime Obligations Fund, Class Z, 0.02% (c) (cost $19,019,235)	$19,019,235
	TOTAL INVESTMENTS 99.1% (cost $428,845,611)	$559,262,831
	OTHER ASSETS AND LIABILITIES (NET) 0.9%	5,052,596
	TOTAL NET ASSETS 100.0%	$564,315,427

(a)  Foreign security denominated in U.S. dollars. As of December 31, 2013, these securities represented $36,501,974 or 6.5% of total net assets.

(b)  Non-income producing.

(c)  The rate quoted is the annualized seven-day effective yield as of December 31, 2013.

(d)  Step Bonds – Securities for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of December 31, 2013.

(e)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Fund's Board of Trustees. As of December 31, 2013, these securities represented $14,105,429 or 2.5% of total net assets.

(f)  American Depository Receipt.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by Mairs and Power, Inc.

See accompanying Notes to Financial Statements.

MAIRS & POWER SMALL CAP FUND (unaudited)

To Our Shareholders:  December 31, 2013

The Mairs & Power Small Cap Fund returned 38.75% for 2013, lagging its small-cap benchmark, the S&P 600 Total Return (TR) Index, at 41.31%. However, the Fund outperformed its Lipper peer group by 2.6%, as measured by the Lipper Small-Cap Core Funds Index, which returned 36.13%. For the quarter, the Fund, at 10.05%, outperformed both indexes at 9.83% and 8.80%, respectively.

For the year, small-cap stocks significantly outperformed large-cap stocks by just shy of 9%, as measured by the S&P 600 TR and S&P 500 TR Indexes. Small company stocks are now trading near 10-year highs across the market. The run-up in 2013 has made them slightly more expensive than larger company stocks on a price-to-earnings basis. Small companies also increased their revenue growth by 5% by year-end, while larger companies' revenues grew less than half that amount.

Stock selection, compared to market allocation, was the primary positive contributor to the Fund's performance. Ground-up, fundamental analysis is our strength at Mairs & Power and it is the primary driver of performance in the Small Cap Fund.

Well-known Buffalo Wild Wings, Inc. was among the best-performing companies in the Fund for 2013. As the restaurant expanded, it has been able to reduce costs through economies of scale. This along with a national television advertising campaign and a return of the consumer to restaurants made for a good year.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

MAIRS & POWER SMALL CAP FUND

Top Performers

Fourth Quarter (9/30/13 – 12/31/13)		Year To Date (12/31/12 – 12/31/13)
GENTHERM INC.	40.44%	BUFFALO WILD WINGS	102.14%
DAKTRONICS INC.	40.13%	PRIVATEBANCORP INC.	88.84%
VASCULAR SOLUTIONS INC.	37.80%	WADDELL & REED	87.02%
PRIVATEBANCORP INC.	35.19%	G&K SERVICES, INC.	82.23%
BUFFALO WILD WINGS	32.35%	PROTO LABS, INC.	80.57%

Weak Performers

Fourth Quarter (9/30/13 – 12/31/13)		Year To Date (12/31/12 – 12/31/13)
CHART INDUSTRIES, INC.	-22.27%	TITAN MACHINERY INC.	-27.85%
KODIAK OIL & GAS CORP.	-7.05%	LANDAUER, INC.	-14.05%
PROTO LABS, INC.	-6.82%	VASCO DATA SECURITY
CASEY'S GENERAL STORES INC.	-4.42%	INTERNATIONAL, INC.	-5.27%
OASIS PETROLEUM INC.	-4.40%	HAWKINS INC.	-3.75%
		NVE CORPORATION	5.03%

Past Performance is no guarantee of future results.

Another strong performer for the year was PrivateBancorp, Inc. An overall improved credit cycle has helped the company, but the real driver of returns was a more profitable commercial loan portfolio.

MAIRS & POWER SMALL CAP FUND (unaudited) (continued)

Gentherm, Inc. is a new holding for the Fund. They are the market leader in the manufacturing of heated and cooled systems for car seats. Importantly, the company is also expanding by finding new uses for its solid-state technology in steering wheels, cup holders, arm-rests and outside the car, mattresses and office chairs.

Titan Machinery, Inc. continued to disappoint in 2013. Lower corn prices and a reduced ethanol mandate by the Federal government have meant less available money for farmers to buy agricultural equipment.

We eliminated Superior Energy SVCS Inc. from the portfolio after its acquisition by Complete Production Corp. As a result of the deal, it no longer qualified as a small cap company and did not fit within the objectives of the portfolio.

Our average cash holding of about 2.7% of the fund was one of the primary reasons the Fund lagged the S&P 600 TR for the year. A portion of this allocation was due to incoming dollars that cannot always be immediately invested. We also made a prudent decision to maintain an appropriate level of cash to meet potential redemption requests. Going forward, we have taken some measures to reduce this allocation and thus its potential impact on future performance.

Much like large-company stocks, we don't expect to see the same returns in small-company stocks in 2014 that we saw in 2013. Their earnings will need to catch up with the higher prices. However, unlike large-company stocks, we believe margins in smaller firms still have some room to move a bit higher. However, a significant pipeline of Initial Public Offerings (IPOs) in 2014 may draw investors' attention and money, putting some pressure on small-company stock prices.

Andrew R. Adams Lead Manager

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The summary prospectuses or full prospectus contains this and other important information about the Funds, and they may be obtained by calling Shareholder Services at (800) 304-7404 or visiting www.mairsandpower.com. Read the summary prospectuses or full prospectus carefully before investing.

All investments have risks. Mairs & Power Small Cap Fund is designed for long-term investors. The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than United States corporations. The Fund may invest in initial public offerings by small cap companies, which can involve greater risks than investments in companies which are already publicly traded.

Price to Earnings (P/E) Ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. The P/E ratio is not a measure of future performance or growth.

Lipper Small Cap Core Funds Index is an unmanaged index considered representative of small-cap core funds tracked by Lipper. It is not possible to invest directly in an index.

ALPS Distributors, Inc. is the Distributor for Mairs & Power Funds.

Mairs & Power Small Cap Fund
PERFORMANCE INFORMATION (unaudited)  December 31, 2013

Investment performance since commencement of operations (through December 31, 2013)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since commencement of operations.

Average annual total returns for periods ended December 31, 2013

	3 Month(2)	6 Month(2)	1 Year	Since Inception(3)
Mairs & Power Small Cap Fund	10.05%	21.34%	38.75%	34.53%
S&P Small Cap 600(1)	9.83%	21.62%	41.31%	28.12%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The S&P Small Cap 600 is an index of small company stocks managed by Standard & Poor's that covers a broad range of small cap stocks in the United States. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the United States. It is not possible to invest directly in an index.

(2)  Periods less than one year are not annualized.

(3)  Since inception performance is as of August 11, 2011, which is the offering date of the Small Cap Fund.

Mairs & Power Small Cap Fund
FUND INFORMATION (unaudited)  December 31, 2013

Portfolio Managers

Andrew R. Adams, lead manager since 2011
University of Wisconsin-Madison, BBA Finance and
Mathematics 1994, MS Finance 1997

General Information

Fund Symbol	MSCFX
Net Asset Value (NAV) Per Share	$19.78
Expense Ratio	1.17%
Portfolio Turnover Rate	34.91%
Sales Charge	None[1]
Fund Inception Year	2011

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets) 2

MDU Resources Group, Inc.	3.5%
Deluxe Corp.	3.4
Badger Meter, Inc.	3.4
ALLETE, Inc.	3.2
PrivateBancorp, Inc.	3.2
Associated Banc-Corp.	3.1
NVE Corporation	3.1
Agree Realty Corporation	3.0
Techne Corp.	3.0
Wintrust Financial Corporation	3.0

Portfolio Diversification

(Percent of Total Net Assets)

Common Stocks 97.6%
Industrials	29.0%
Financials	16.6
Information Technology	15.0
Health Care	9.2
Materials	6.7
Utilities	6.7
Consumer Discretionary	6.3
Energy	5.9
Consumer Staples	2.2
Short-term Investments 2.4%[3]	2.4
100.0%

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

3  Represents short-term investments and other assets and liabilities (net).

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by Mairs and Power, Inc.

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS  December 31, 2013

Shares	Security Description	Fair Value
	COMMON STOCKS 97.6%
	CONSUMER DISCRETIONARY 6.3%
20,200	Buffalo Wild Wings, Inc. (b)	$2,973,440
16,400	Cabela's Inc. (b)	1,093,224
109,685	Gentherm, Inc. (b)	2,940,655
		7,007,319
	CONSUMER STAPLES 2.2%
34,400	Casey's General Stores, Inc.	2,416,600
	ENERGY 5.9%
196,400	Kodiak Oil & Gas Corp. (a) (b)	2,201,644
146,100	Northern Oil and Gas, Inc. (b)	2,201,727
47,400	Oasis Petroleum Inc. (b)	2,226,378
		6,629,749
	FINANCIALS 16.6%
117,000	Agree Realty Corporation	3,395,340
196,900	Associated Banc-Corp.	3,426,060
278,613	Bank Mutual Corporation	1,953,077
123,200	PrivateBancorp, Inc.	3,564,176
73,400	TCF Financial Corp.	1,192,750
25,600	Waddell & Reed Financial, Inc.	1,667,072
73,000	Wintrust Financial Corporation	3,366,760
		18,565,235
	HEALTH CARE 9.2%
42,000	Landauer, Inc.	2,209,620
45,300	Patterson Cos., Inc.	1,866,360
35,800	Techne Corp.	3,389,186
118,621	Vascular Solutions, Inc. (b)	2,746,076
		10,211,242
	INDUSTRIALS 29.0%
75,900	Apogee Enterprises, Inc.	2,725,569
68,800	Badger Meter, Inc.	3,749,600
21,700	Chart Industries, Inc. (b)	2,075,388
72,900	Deluxe Corp.	3,804,651
44,839	G&K Services, Inc., Class A	2,790,331
25,900	Graco, Inc.	2,023,308
53,800	Hub Group, Inc. (b)	2,145,544
65,300	Oshkosh Corporation	3,289,814
25,100	Proto Labs, Inc. (b)	1,786,618
21,800	Snap-on Incorporated	2,387,536

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2013

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
106,500	The Manitowoc Company, Inc.	$2,483,580
17,400	Titan Machinery, Inc. (b)	310,068
43,200	Toro Co.	2,747,520
		32,319,527
	INFORMATION TECHNOLOGY 15.0%
33,200	Advent Software, Inc.	1,161,668
111,100	Cray Inc. (b)	3,050,806
33,036	Daktronics, Inc.	518,004
40,593	Echo Global Logistics, Inc. (b)	871,938
142,475	MOCON, Inc.	2,251,105
39,200	MTS Systems Corp.	2,793,000
58,434	NVE Corporation (b)	3,405,534
20,300	SPS Commerce, Inc. (b)	1,325,590
170,200	VASCO Data Security International, Inc. (b)	1,315,646
		16,693,291
	MATERIALS 6.7%
54,300	Bemis Co., Inc.	2,224,128
73,000	Hawkins, Inc.	2,714,870
35,200	Valspar Corp.	2,509,408
		7,448,406
	UTILITIES 6.7%
72,500	ALLETE, Inc.	3,616,300
127,300	MDU Resources Group, Inc.	3,889,015
		7,505,315
	TOTAL COMMON STOCKS (cost $82,866,972)	$108,796,684

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)  December 31, 2013

Shares	Security Description	Fair Value
	SHORT-TERM INVESTMENTS 3.0%
3,347,798	First American Prime Obligations Fund, Class Z, 0.02% (c) (cost $3,347,798)	$3,347,798
	TOTAL INVESTMENTS 100.6% (cost $86,214,596)	$112,144,482
	OTHER ASSETS AND LIABILITIES (NET) (0.6)%	(658,187)
	TOTAL NET ASSETS 100.0%	$111,486,295

(a)  Foreign security denominated in U.S. dollars. As of December 31, 2013, these securities represented $2,201,644 or 2.0% of total net assets.

(b)  Non-income producing.

(c)  The rate quoted is the annualized seven-day effective yield as of December 31, 2013.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by Mairs and Power, Inc.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES  December 31, 2013

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund
ASSETS
Investments, at fair value (Note 1):
Unaffiliated securities *	$3,845,503,022	$559,262,831	$112,144,482
Affiliated securities (Note 5)*	113,834,862	-	-
	3,959,337,884	559,262,831	112,144,482
Cash	3,634	772	85
Receivable for Fund shares sold	7,349,554	4,018,055	910,136
Receivable for securities sold	2,017,879	-	-
Dividends and interest receivable	5,700,411	2,886,568	107,509
Prepaid expenses and other assets	57,983	28,109	14,904
	3,974,467,345	566,196,335	113,177,116
LIABILITIES
Payable for Fund shares redeemed	1,305,108	88,346	206
Payable for securities purchased	5,967,076	1,342,144	1,552,361
Accrued investment management fees (Note 2)	1,850,363	281,336	80,177
Accrued Fund administration fees (Note 2)	156,022	43,965	3,705
Accrued audit expense	31,154	4,672	12,515
Accrued transfer agent fees	326,600	44,992	12,498
Accrued expenses and other liablities	301,314	75,453	29,359
	9,937,637	1,880,908	1,690,821
NET ASSETS	$3,964,529,708	$564,315,427	$111,486,295
NET ASSETS CONSIST OF
Portfolio capital	$2,088,919,502	$433,805,749	$85,856,522
Undistributed net investment income (loss)	-	92,177	-
Undistributed net realized gain (loss) on investments	155,588	281	(300,113)
Net unrealized appreciation on investments	1,875,454,618	130,417,220	25,929,886
TOTAL NET ASSETS	$3,964,529,708	$564,315,427	$111,486,295
Fund shares, par value	$0.01	$0.01	$0.01
Authorized	unlimited	unlimited	unlimited
Fund shares issued and outstanding	35,687,449	6,855,699	5,636,026
Net asset value per share	$111.09	$82.31	$19.78
* Cost of investments
Cost of unaffiliated securities	$2,037,885,748	$428,845,611	$86,214,596
Cost of affiliated securities (Note 5)	45,997,518	-	-
	$2,083,883,266	$428,845,611	$86,214,596

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS  Year Ended December 31, 2013

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities	$60,709,441	$6,956,069	$1,196,721
Dividends from affiliated securities (Note 5)	2,537,250	-	-
Interest income	17,069	7,615,906	351
TOTAL INCOME	63,263,760	14,571,975	1,197,072
Expenses:
Investment management fees (Note 2)	18,830,587	2,776,155	696,537
Fund administration fees (Note 2)	520,667	83,008	14,325
Fund accounting	343,342	114,716	36,801
Trustees' compensation (Note 2)	153,125	17,500	4,375
Transfer agent fees	1,222,863	172,977	49,707
Custodian fees	204,672	27,216	20,646
Legal and audit fees	133,323	43,481	34,246
Printing and mailing fees	139,588	12,817	8,482
Other expenses	213,163	75,527	43,243
TOTAL EXPENSES	21,761,330	3,323,397	908,362
NET INVESTMENT INCOME	41,502,430	11,248,578	288,710
REALIZED AND UNREALIZED GAIN (LOSS) (Note 4)
Net realized gain (loss) on investments
Unaffiliated issuers	38,743,772	705,596	1,197,210
Affiliated issuers (Note 5)	12,499,259	-	-
	51,243,031	705,596	1,197,210
Change in net unrealized appreciation on investments	884,122,040	63,949,813	21,747,471
NET GAIN ON INVESTMENTS	935,365,071	64,655,409	22,944,681
NET INCREASE IN NET ASSETS FROM OPERATIONS	$976,867,501	$75,903,987	$23,233,391

See accompanying Notes to Financial Statements.

Mairs & Power Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
OPERATIONS
Net investment income	$41,502,430	$38,246,067
Net realized gain (loss) on investments sold	51,243,031	25,934,098
Net change in unrealized appreciation of investments	884,122,040	372,252,224
NET INCREASE IN NET ASSETS FROM OPERATIONS	976,867,501	436,432,389
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(41,528,667)	(38,600,956)
Net realized gain on investments sold	(50,373,680)	(26,121,613)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(91,902,347)	(64,722,569)
CAPITAL TRANSACTIONS
Proceeds from shares sold	948,848,009	338,838,247
Reinvestment of distributions from net investment income and net realized gains	86,459,055	60,107,781
Cost of shares redeemed	(453,949,065)	(247,576,772)
INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	581,357,999	151,369,256
TOTAL INCREASE IN NET ASSETS:	1,466,323,153	523,079,076
NET ASSETS
Beginning of year	2,498,206,555	1,975,127,479
End of year (including undistributed net investment income (loss) of $0 and $21,490, respectively)	$3,964,529,708	$2,498,206,555
FUND SHARE TRANSACTIONS
Shares sold	9,744,654	4,197,159
Shares issued for reinvested distributions	805,337	743,887
Shares redeemed	(4,621,611)	(3,089,010)
NET INCREASE IN FUND SHARES	5,928,380	1,852,036

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
OPERATIONS
Net investment income	$11,248,578	$6,647,087
Net realized gain (loss) on investments sold	705,596	387,619
Net change in unrealized appreciation of investments	63,949,813	28,004,807
NET INCREASE IN NET ASSETS FROM OPERATIONS	75,903,987	35,039,513
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(11,171,121)	(6,712,826)
Net realized gain on investments sold	(719,086)	(368,142)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(11,890,207)	(7,080,968)
CAPITAL TRANSACTIONS
Proceeds from shares sold	298,382,916	91,053,226
Reinvestment of distributions from net investment income and net realized gains	11,327,201	6,580,843
Cost of shares redeemed	(96,318,153)	(25,343,196)
INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	213,391,964	72,290,873
TOTAL INCREASE IN NET ASSETS:	277,405,744	100,249,418
NET ASSETS
Beginning of year	286,909,683	186,660,265
End of year (including undistributed net investment income of $92,177 and $14,720, respectively)	$564,315,427	$286,909,683
FUND SHARE TRANSACTIONS
Shares sold	3,897,106	1,322,413
Shares issued for reinvested distributions	144,196	95,833
Shares redeemed	(1,236,314)	(370,691)
NET INCREASE IN FUND SHARES	2,804,988	1,047,555

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2013	2012
OPERATIONS
Net investment income	$288,710	$61,513
Net realized gain (loss) on investments sold	1,197,210	344,220
Net change in unrealized appreciation of investments	21,747,471	3,706,050
NET INCREASE IN NET ASSETS FROM OPERATIONS	23,233,391	4,111,783
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(302,949)	(61,142)
Net realized gain on investments sold	(1,482,078)	(348,235)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(1,785,027)	(409,377)
CAPITAL TRANSACTIONS
Proceeds from shares sold	83,330,634	34,480,633
Reinvestment of distributions from net investment income and net realized gains	1,737,734	378,100
Cost of shares redeemed*	(36,674,304)	(2,111,174)
INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	48,394,064	32,747,559
TOTAL INCREASE IN NET ASSETS:	69,842,428	36,449,965
NET ASSETS
Beginning of year	41,643,867	5,193,902
End of year (including undistributed net investment income of $0 and $153, respectively)	$111,486,295	$41,643,867
FUND SHARE TRANSACTIONS
Shares sold	4,907,583	2,537,189
Shares issued for reinvested distributions	88,208	26,589
Shares redeemed	(2,233,782)	(153,167)
NET INCREASE IN FUND SHARES	2,762,009	2,410,611
* Net of redemption fees of :	$2,150	-

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS  December 31, 2013

Note 1 – Organization and Significant Accounting Policies

The Mairs & Power Funds Trust (the Trust) is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Mairs & Power Growth Fund (the Growth Fund), Mairs & Power Balanced Fund (the Balanced Fund), and Mairs & Power Small Cap Fund (the Small Cap Fund) (individually a Fund and collectively the Funds) are series within the Trust. The objective of the Growth Fund is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average, long-term appreciation. The objectives of the Balanced Fund are to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of risk by investing in a diversified portfolio including bonds, preferred stocks, common stocks, and other securities convertible into common stock. The objective of the Small Cap Fund is to seek above-average, long-term appreciation.

Significant accounting policies of the Funds are as follows:

Security Valuations

Security valuations for the Funds' investments are furnished by independent pricing services that have been approved by the Trust's Board of Trustees (the Board). Investments in listed equity securities are valued at the last quoted sale price on the securities exchange on which such securities are principally traded or at the NASDAQ Official Closing Price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are valued at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing services may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider overall market conditions and such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity and ratings. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities. When market quotations are not readily available, or when the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Value Committee appointed by the Board, pursuant to procedures approved by the Board.

Factors that may be considered in determining the fair value of a security are fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is purchased or sold. As of December 31, 2013, no securities in the Funds were valued using this method.

Fair Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•  Level 1 – Quoted prices in active markets for identical securities.

•  Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 – Significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2013

Note 1 – Organization and Significant Accounting Policies (continued)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the net assets of each Fund as of December 31, 2013:

	Growth Fund	Balanced Fund	Small Cap Fund
Level 1*	$3,959,337,884	$368,028,940	$112,144,482
Level 2**	-	191,233,891	-
Level 3	-	-	-
Total	$3,959,337,884	$559,262,831	$112,144,482

*  All Level 1 investments are equity securities (common stocks and preferred stocks and securities) and short-term investments.

**  All Level 2 investments are fixed income securities, excluding preferred securities.

For detail of securities by major sector classification for the Funds, please refer to the Schedules of Investments.

The Funds had no transfers amongst levels during the period and did not hold any Level 3 investments at either December 31, 2013 or December 31, 2012.

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Realized gains and losses are reported on an identified cost basis.

Income Taxes

Each Fund is a "regulated investment company" as defined in Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended (the Code). No provisions have been made for federal income taxes as it is the intention of each Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

As of December 31, 2013, the Trust did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all tax returns filed for the last three years or, for the Small Cap Fund, all tax returns filed since commencement of operations.

As of December 31, 2013, the Growth Fund, Balanced Fund and Small Cap Fund did not have any capital loss carryforwards. At December 31, 2013, the Small Cap Fund deferred, on a tax basis, post-October losses of $291,791.

Basis of Presentation

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated recognition or disclosures.

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2013

Note 2 – Related-Party Transactions

Common expenses incurred by the Trust are allocated among the Funds based on a their relative assets. Fund specific expenses are charged directly to the Fund that incurred the expense.

Investment Management and Fund Administration Fees

Mairs and Power, Inc. (the Adviser) provides investment management services to the Funds under a written agreement (the Management Agreement) approved by the Board. Pursuant to the Management Agreement, the Adviser is paid a monthly fee on average daily net assets at the following annual rates:

	Growth Fund	Balanced Fund	Small Cap Fund*
Up to $2.5 Billion	0.60%	0.60%	0.90%
Over $2.5 Billion	0.50%	0.60%	0.90%

The Adviser provides fund administration services to the Funds under a written fund administration servicing agreement approved by the Board. The fund administration fee paid to the Adviser is computed at an annual rate of 0.00281% of average daily net assets. Fund administration fees incurred for the year ended December 31, 2013 and fund administration fees payable to the Adviser as of December 31, 2013 were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Fund administration fees incurred	$91,778	$13,002	$2,175
Fund administration fees payable	9,206	1,317	250

Pursuant to a sub-administration agreement between the Funds and U.S. Bancorp Fund Services, LLC (USBFS), the Funds are charged a sub-administration fee paid to USBFS. Sub-administration fees from USBFS incurred for the year ended December 31, 2013 and sub-administration fees payable to USBFS as of December 31, 2013 were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Sub-administration fees paid	$428,889	$70,006	$12,150
Sub-administration fees payable	146,816	42,648	3,455

*  The Adviser has agreed to waive the Small Cap Fund's investment management and fund administration fees and reimburse expenses to the extent necessary to prevent total annual fund operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, other investment-related costs and other extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Small Cap Fund's business) from exceeding 1.25% of daily net assets through December 31, 2014. The Adviser cannot terminate this arrangement before that date without the agreement of the Board.

Trustees' Compensation

The Funds pay compensation to the disinterested Trustees of the Trust. The Funds do not pay remuneration to officers or to Trustees who are officers, directors or employees of the Adviser.

Note 3 – Indemnifications

In the normal course of business, the Trust enters into contracts that contain general indemnifications to other parties. The Trust's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The Trust expects the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2013

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions

Net investment income and net realized capital gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.

In addition, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. On the Statement of Assets and Liabilities, the following reclassifications were made for the year ended December 31, 2013:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)
Growth Fund	$4,747	$(4,747)
Small Cap Fund	14,086	(14,086)

Distributions to shareholders are determined in accordance with income tax regulations that may differ from GAAP, and due to the timing of the distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012, were as follows:

Year ended December 31, 2013
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$41,523,920	$11,171,731	$287,673
Long-term capital gains	50,378,427	718,476	1,497,354
Total distributions paid	$91,902,347	$11,890,207	$1,785,027
Year ended December 31, 2012
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$38,600,956	$6,722,264	$291,357
Long-term capital gains	26,121,613	358,704	118,020
Total distributions paid	$64,722,569	$7,080,968	$409,377

At December 31, 2013, the components of accumulated earnings (losses) on a tax basis were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Cost of investments	$2,084,675,163	$428,826,291	$86,222,918
Gross unrealized appreciation	$1,913,311,633	$143,023,727	$26,428,872
Gross unrealized depreciation	(38,648,912)	(12,587,187)	(507,308)
Net unrealized appreciation	$1,874,662,721	$130,436,540	$25,921,564
Undistributed ordinary income	$-	$72,872	$-
Undistributed long-term capital gains	947,485	266	-
Total distributable earnings	$947,485	$73,138	$-
Other accumulated earnings	-	-	(291,791)
Total accumulated earnings	$1,875,610,206	$130,509,678	$25,629,773

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2013

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions (continued)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the tax cost basis adjustment due to receipt of return of capital distributions from certain investments.

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the year ended December 31, 2013 were as follows:

	Purchases	Sales
Growth Fund	$644,463,846	$119,018,857
Balanced Fund	212,350,336	10,832,888
Small Cap Fund	71,930,960	26,172,289

Purchases and sales of government securities during the year ended December 31, 2013 were as follows:

	Purchases	Sales
Growth Fund	$-	$-
Balanced Fund	25,562,538	2,000,000
Small Cap Fund	-	-

Note 5 – Transactions With Affiliated Companies

The Growth Fund owned 5% or more of the voting securities of the following companies during the year ended December 31, 2013. As a result, these companies are deemed to be affiliates of the Growth Fund as defined by the 1940 Act. Transactions during the period in these securities of affiliated companies were as follows:

Growth Fund

	Share Activity
Security Name	Balance 12/31/12	Purchases	Sales	Balance 12/31/13	Dividend Income	Fair Value at 12/31/13
H.B. Fuller Co.(1)	2,850,000	-	368,400	2,481,600	$1,097,250	$129,142,464
MTS Systems Corp.	1,200,000	-	-	1,200,000	1,440,000	85,500,000
NVE Corporation	270,500	242,200	26,515	486,185	-	28,334,862
					$2,537,250	$242,977,326

(1)  Issuer was not an affiliate as of December 31, 2013 due to sales during the year. Dividend income is for the period in 2013 that the company was deemed an affiliate.

Mairs & Power Growth Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each year)

	Year Ended December 31,
	2013	2012	2011	2010		2009
Per Share
Net asset value, beginning of year	$83.95	$70.78	$72.16	$63.12		$52.51
Income (loss) from investment operations:
Net investment income	1.23	1.33	1.01	0.86		0.89
Net realized and unrealized gain (loss)	28.58	14.08	(0.45)	10.01		10.85
Total from investment operations	29.81	15.41	0.56	10.87		11.74
Distributions to shareholders from:
Net investment income	(1.23)	(1.34)	(1.00)	(0.86)		(0.89)
Net realized gains on investments sold	(1.44)	(0.90)	(0.94)	(0.97)		(0.24)
Contribution from Adviser	-	-	-	(0.04	)(1)	-
Total distributions	(2.67)	(2.24)	(1.94)	(1.87)		(1.13)
Contribution from Adviser	-	-	-	0.04	(1)	-
Net asset value, end of year	$111.09	$83.95	$70.78	$72.16		$63.12
Total investment return	35.64%	21.91%	0.74%	17.40	%(2)	22.52%
Net assets, end of year, in thousands	$3,964,530	$2,498,207	$1,975,127	$2,040,709		$1,935,317
Ratios/supplemental data:
Ratio of expenses to average net assets	0.67%	0.70%	0.72%	0.71%		0.71%
Ratio of net investment income to average net assets	1.27	1.69	1.40	1.26		1.61
Portfolio turnover rate	3.79	1.58	2.78	1.81		3.21

(1)  The Fund received two contributions from the Adviser related to prospect services and other expenses paid by the Fund from 1980-2009, which were in violation of the Investment Company Act of 1940. The contribution amounts, including imputed interest, were $1,192,736, or $0.04 per share based upon shares outstanding on May 21, 2010 and $8,271 or $0.0003 per share based on shares outstanding as of September 24, 2010.

(2)  For the year ended December 31, 2010, 0.08% of the Fund's total return was a result of contributions as described in footnote 1 above. Excluding the contributions, total investment return would have been 17.32%

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each year)

	Year Ended December 31,
	2013	2012	2011	2010		2009
Per Share
Net asset value, beginning of year	$70.83	$62.15	$62.01	$55.76		$47.80
Income (loss) from investment operations:
Net investment income	1.79	1.89	1.85	1.81		1.88
Net realized and unrealized gain (loss)	11.58	8.79	0.13	6.29		8.08
Total from investment operations	13.37	10.68	1.98	8.10		9.96
Distributions to shareholders from:
Net investment income	(1.78)	(1.91)	(1.83)	(1.81)		(1.86)
Net realized gains on investments sold	(0.11)	(0.09)	(0.01)	(0.04)		(0.11)
Contribution from Adviser	-	-	-	(0.06	)(1)	-
Return of capital	-	-	-	(0.00	)(2)	(0.03)
Total distributions	(1.89)	(2.00)	(1.84)	(1.91)		(2.00)
Contribution from Adviser	-	-	-	0.06	(1)	-
Net asset value, end of year	$82.31	$70.83	$62.15	$62.01		$55.76
Total investment return	19.02%	17.34%	3.23%	14.87	%(3)	21.35%
Net assets, end of year, in thousands	$564,315	$286,910	$186,660	$169,400		$136,404
Ratios/supplemental data:
Ratio of expenses to average net assets	0.72%	0.74%	0.79%	0.81%		0.83%
Ratio of net investment income to average net assets	2.43	2.94	2.99	3.13		3.73
Portfolio turnover rate	3.02	5.46	9.12	5.93		18.92

(1)  The Fund received two contributions from the Adviser related to prospect services and other expenses paid by the Fund from 1980-2009, which were in violation of the Investment Company Act of 1940. The contribution amounts, including imputed interest, were $161,030 or $0.06 per share based upon shares outstanding on May 21, 2010 and $5,841 and $0.002 per share based on shares outstanding as of September 24, 2010.

(2)  Amount per share is less than $0.005.

(3)  For the year ended December 31, 2010, 0.11% of the Fund's total return was a result of contributions as described in footnote 1 above. Excluding the contributions, total investment return would have been 14.76%.

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Year Ended December 31,			August 11, 2011 * Through
	2013		2012	December 31, 2011 (1)
Per Share
Net asset value, beginning of period	$14.49		$11.21	$10.00
Income (loss) from investment operations:
Net investment income	0.06		0.01	0.01
Net realized and unrealized gain (loss)	5.56		3.42	1.20
Total from investment operations	5.62		3.43	1.21
Distributions to shareholders from:
Net investment income	(0.06)		(0.02)	-
Net realized gains on investments sold	(0.27)		(0.13)	-
Redemption fees	(0.00	)(2)	-	-
Total distributions	(0.33)		(0.15)	-
Net asset value, end of period	$19.78		$14.49	$11.21
Total investment return	38.75%		30.60%	12.10%
Net assets, end of period, in thousands	$111,486		$41,644	$5,194
Ratios/supplemental data:
Ratio of expenses to average net assets
Before expense reimbursement	1.17%		1.73%	7.98%
After expense reimbursement	1.17		1.25	1.25
Ratio of net investment income to average net assets
Before expense reimbursement	0.37%		(0.14)%	(6.41)%
After expense reimbursement	0.37		0.34	0.32
Portfolio turnover rate	34.91		6.93	4.52

*  Commencement of operations.

(1)  For the period ended December 31, 2011, all ratios have been annualized except total investment return and portfolio turnover.

(2)  Amount per share is less than $0.005.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Mairs and Power Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Mairs and Power Funds Trust (the Trust) (comprising, respectively, Mairs and Power Balanced Fund, Mairs and Power Growth Fund, and Mairs and Power Small Cap Fund), as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Mairs and Power Funds Trust at December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 21, 2014

FUND EXPENSES (unaudited)

As a shareholder of the Funds, you incur ongoing expenses for the operation of the Funds (e.g., asset-based charges, such as investment management fees). The Funds are "no-load" mutual funds. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports the Funds' expenses during the period July 1, 2013 through December 31, 2013 and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the tables below may be used to estimate the actual expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $8,600, divided by $1,000 = $8.60. Multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expenses and assumed returns of 5% per year before expenses, which are not the Funds' actual returns. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Funds with the ongoing costs of investing in other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that these hypothetical examples may not be used to estimate the actual ending account balances or expenses you paid during the period and will not help you determine the relative total costs of owning different funds.

Mairs & Power Growth Fund

	Beginning Account Value 07/01/2013	Ending Account Value 12/31/2013	Expenses Paid During Period *
Actual return	$1,000.00	$1,190.50	$3.64
Hypothetical assumed 5% return	$1,000.00	$1,021.88	$3.36

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.66%, multiplied by the average account value over the Fund's second fiscal half-year, multiplied by the number of days in the Fund's second fiscal half-year (184 days), divided by 365 days.

Mairs & Power Balanced Fund

	Beginning Account Value 07/01/2013	Ending Account Value 12/31/2013	Expenses Paid During Period *
Actual return	$1,000.00	$1,104.00	$3.82
Hypothetical assumed 5% return	$1,000.00	$1,021.58	$3.67

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.72%, multiplied by the average account value over the Fund's second fiscal half-year, multiplied by the number of days in the Fund's second fiscal half-year (184 days), divided by 365 days.

FUND EXPENSES (unaudited) (continued)

Mairs & Power Small Cap Fund

	Beginning Account Value 07/01/2013	Ending Account Value 12/31/2013	Expenses Paid During Period *
Actual return	$1,000.00	$1,213.40	$6.36
Hypothetical assumed 5% return	$1,000.00	$1,019.46	$5.80

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.14%, multiplied by the average account value over the Fund's second fiscal half-year, multiplied by the number of days in the Fund's second fiscal half-year (184 days), divided by 365 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are available (i) without charge, upon request, by calling Shareholder Services at (800) 304-7404 and requesting a copy of the Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission's (SEC's) website at www.sec.gov (access Form N-1A).

Information on how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at www.mairsandpower.com and on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

The Trust files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC. The Trust's Forms N-Q and N-CSR are available on the SEC's website at www.sec.gov. Forms N-Q and N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The schedule of portfolio holdings is also printed in the Trust's semi-annual and annual reports to shareholders, which are available without charge by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com.

A complete copy of the Trust's portfolio holdings will also be available on or about 15 days following each quarter-end on the Fund's website at www.mairsandpower.com.

HOUSEHOLDING (unaudited)

In an effort to decrease costs, the Trust intends to reduce the number of duplicate Summary Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call Shareholder Services at (800) 304-7404 to request individual copies of these documents. Once notification to stop householding is received, the Trust will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

PRIVACY POLICY NOTICE

Our Promise to You

As a shareholder of the Mairs & Power Mutual Funds (Funds), you share both personal and financial information with us. Your privacy is important to us, and we are dedicated to safeguarding your personal and financial information.

Information Provided by Shareholders

In the normal course of doing business, we typically obtain the following non-public personal information about our shareholders:

•  Personal information regarding our shareholders' identity such as name, address and social security number;

•  Information regarding fund transactions effected by us; and

•  Shareholder financial information such as net-worth, assets, income, bank account information and account balances.

How We Manage and Protect Your Personal Information

We do not sell information about current or former shareholders to third parties, nor is it our practice to disclose such information to third parties unless requested or permitted to do so by a shareholder or shareholder representative or, if necessary, in order to process a transaction, service an account or as permitted by law. Additionally, we may share information with outside companies that perform administrative services for us. However, our arrangements with these service providers require them to treat your information as confidential.

In order to protect your personal information, we maintain physical, electronic and procedural safeguards to protect your personal information. Our Privacy Policy restricts the use of shareholder information and requires that it be held in strict confidence.

Shareholder Notifications

We are required by law to annually provide a notice describing our privacy policy. In addition, we will inform you promptly if there are changes to our policy. Please contact us at (800) 304-7404 with questions about this notice.

OTHER INFORMATION

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. An investor should consider the Funds' investment objectives, risks and expenses carefully before investing or sending money. This and other important information can be found in the Funds' summary prospectuses and full prospectus. To obtain a prospectus, please call Shareholder Services at (800) 304-7404 or vist the Funds' website at www.mairsandpower.com. Please read the prospectus carefully before investing.

This report includes forward-looking statements such as economic predictions and portfolio manager opinions. The statements are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations or beliefs are guaranteed.

TRUSTEES AND OFFICERS (unaudited)  December 31, 2013

Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trust's Trustees and is available without charge, upon request, by calling Shareholder Services at (800) 304-7404.

Name (Year of Birth) and Address[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
INTERESTED PRINCIPAL OFFICERS WHO ARE TRUSTEES
William B. Frels (1939)	President and Trustee since 1992	• Chairman of the Board of the Investment Adviser (2007 to present). • Chief Executive Officer of the Investment Adviser (2007 to 2012).	3	Director, Mairs & Power Growth Fund, Inc. (1992 to 2011), Director, Mairs & Power Balanced Fund, Inc. (1992 to 2011)
Jon A. Theobald (1945)	Secretary since 2003; Chief Compliance Officer from 2004 to 2012; Trustee since December 2012	• Chief Executive Officer of the Investment Adviser (2012 to present). • President of the Investment Adviser (2007 to present). • Chief Operating Officer of the Investment Adviser (2007 to 2012). • Chief Compliance Officer of the Investment Adviser (2004 to 2012).	3	None
INTERESTED PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES
Mark L. Henneman (1961)	Vice President since 2009	• Executive Vice President of the Investment Adviser (2012 to present). • Vice President of the Investment Adviser (2004 to 2012).	N/A	N/A
Ronald L. Kaliebe (1952)	Vice President since 2009	• Vice President of the Investment Adviser (2001 to present).	N/A	N/A
Andrew R. Adams (1972)	Vice President since 2011	• Vice President of the Investment Adviser (2006 to present).	N/A	N/A
Andrea C. Stimmel (1967)	Treasurer since 2011; Chief Compliance Officer since 2012	• Director of Operations and Treasurer of the Investment Adviser (2008 to present).
• Chief Compliance Officer of the Investment Adviser (2012 to present).
		• Accounting Manager of the Investment Adviser (2004 to 2008).	N/A	N/A

TRUSTEES AND OFFICERS (unaudited) (continued)  December 31, 2013

Name (Year of Birth) and Address[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
DISINTERESTED TRUSTEES
Norbert J. Conzemius (1941)	Board Chair since February 2006; Trustee since 2000	• Retired Chief Executive Officer, Road Rescue Incorporated.	3	Director, Mairs & Power Growth Fund, Inc. (2000 to 2011), Director, Mairs & Power Balanced Fund, Inc. (2000 to 2011)
Mary Schmid Daugherty (1958)	Trustee since December 2010; Audit Committee Chair since December 2012	• Associate Professor, Department of Finance, University of St. Thomas (1987 to present).	3	Director, Mairs & Power Growth Fund, Inc. (2010 to 2011), Director, Mairs & Power Balanced Fund, Inc. (2010 to 2011)
Bert J. McKasy (1942)	Trustee since September 2006	• Attorney, Lindquist & Vennum, P.L.L.P. (1994 to present).	3	Director, Mairs & Power Growth Fund, Inc. (2006 to 2011), Director, Mairs & Power Balanced Fund, Inc. (2006 to 2011)

1  Unless otherwise indicated, the mailing address of each officer and trustee is: W1520 First National Bank Building, 332 Minnesota Street, Saint Paul, MN 55101-1363.

2  Mr. Frels, Mr. Conzemius, Dr. Schmid Daugherty and Mr. McKasy served as directors of Mairs & Power Growth Fund, Inc. and Mairs & Power Balanced Fund, Inc. (together, the "Predecessor Funds") prior to the reorganization of the Predecessor Funds into newly formed series of the Trust effective December 31, 2011. Positions listed in this column for trustees and officers prior to 2012 refer to their positions with the Predecessor Funds. Mr. Frels served as President of Mairs & Power Balanced Fund, Inc. from 1992-2011 and President of Mairs & Power Growth Fund, Inc. from 2004-2011. Each trustee serves until his or her resignation or mandatory retirement age. Each officer is elected annually and serves until his successor has been duly elected and qualified.

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MAIRS & POWER FUNDS TRUST

Mairs & Power Growth Fund, established 1958
Mairs & Power Balanced Fund, established 1961
Mairs & Power Small Cap Fund, established 2011

A No-Load Funds Trust

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Trust's website at:
www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Mairs and Power, Inc.
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-0701

Item 2. Code of Ethics.

The registrant adopted its Code of Ethics for Principal Executive Officer and Principal Financial Officer on May 17, 2012.  The Code of Ethics is attached as exhibit 12(a)(1) to this form.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Dr. Mary Schmid Daugherty, a member of the registrant’s Audit Committee, is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.  Dr. Daugherty is “independent” under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Year Ended December 31,	(a) Audit Fees	(b) Audit- Related Fees	(c) Tax Fees	(d) All Other Fees

2012	$91,780	None	$19,350	$2,500
2013	$95,450	None	$20,100	None

(a)	Audit fees include amounts related to the audit of registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(c)	Tax fees include amounts related to tax advice and tax return preparation, compliance and reviews.

(d)	Tax consulting fee includes fees and expenses related to allowable tax consulting services.

(e)(1)	The registrant’s Audit Committee approves the engagement of the accountant before the accountant is engaged by the registrant and approved all audit and non-audit services provided to the registrant.

(e)(2)	None of such services described in columns (b) through (d) were subject to a waiver of the pre-approval requirement pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant were $19,350 for the fiscal year ended December 31, 2012 and $20,100 for the fiscal year ended December 31, 2013. The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant’s investment adviser were $19,850 for the fiscal year ended December 31, 2012 and $20,350 for the fiscal year ended December 31, 2013.

(h)

The registrant’s Audit Committee has considered whether the provision of non-audit services by the registrant’s accountant to the registrant’s investment adviser is compatible with maintaining the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1)  Code of Ethics

Mairs & Power Funds Trust Code of Ethics for Principal Executive Officer and Principal Financial Officer.

Attached as exhibit 12(a)(1) to this form.

(2) Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940.

Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Attached as exhibit 12(b) to this form.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs & Power Funds Trust

By (Signature and Title)*	/s/ William B. Frels
William B. Frels, President
Principal Executive Officer

Date	2/28/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William B. Frels
William B. Frels, President
Principal Executive Officer

Date	2/28/14

By (Signature and Title)*	/s/ Andrea C. Stimmel
Andrea C. Stimmel, Treasurer
Principal Financial Officer

Date	2/28/14

* Print the name and title of each signing officer under his or her signature.